Exhibit 10.2

WAIVER AND CONSENT AGREEMENT

This WAIVER AND CONSENT AGREEMENT (this “Agreement”) is made and entered into as of May 31, 2017 by and among Inpixon (the “Company”), its U.S. wholly-owned subsidiaries, Inpixon USA and Inpixon Federal, Inc. (together with the Company, the “Borrowers”), and GemCap Lending I, LLC (the “Lender”). Capitalized terms used herein but not herein defined shall have the respective meanings ascribed thereto in that certain Loan and Security Agreement dated as of November 14, 2016 by and between the Borrowers and the Lender, as amended by that certain Amendment Number 1 to the Loan and Security Agreement and to the Loan Agreement Schedule dated as of December 9, 2016 and that certain Amendment Number 2 to the Loan and Security Agreement dated as of January 24, 2017 (as so amended, the “Loan Agreement”). The Borrowers and the Lender are sometimes referred to in this Agreement singularly as a “party” and collectively as the “parties”.

RECITALS

WHEREAS, Section 10.4 of the Loan Agreement, referred to herein as the “Prohibition Against Assuming Additional Indebtedness”, states in pertinent part:

“Until payment and satisfaction in full of all Obligations and the termination of this Agreement, Borrower hereby covenants and agrees as follows: . . . 10.4 Other Liabilities. Borrower will not incur, create, assume, or permit to exist, any Indebtedness or liability on account of either borrowed money or the deferred purchase price of property, except (i) Obligations to Lender, (ii) debt expressly subordinated to Borrower’s Obligations to Lender pursuant to a subordination agreement in form and substance satisfactory to Lender or (iii) Permitted Indebtedness set forth on Section 10.4 of the Borrower’s Disclosure Schedule.”

WHEREAS, Section 10.9 of the Loan Agreement, referred to herein as the “Prohibition Against Redemption of Convertible Notes”, states in pertinent part:

“Until payment and satisfaction in full of all Obligations and the termination of this Agreement, Borrower hereby covenants and agrees as follows:: . . . 10.9 Dividends. Borrower will not declare or pay any cash dividend, make any distribution on, redeem, retire or otherwise acquire directly or indirectly, any of its Equity Interests without the prior written consent of Lender except for dividends declared by SUSA and SGS and payable only and directly to SG. For the avoidance of doubt, SG will not declare or pay any cash dividend without the prior written consent of Lender.”

WHEREAS, Section 1.37 of the Loan Agreement provides that:

“‘Equity Interests’ means with respect to any Person, any and all shares, rights to purchase, options, warrants, general, limited or limited liability partnership interests, membership interests, units, participations or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC (or any successor thereto) under the Securities Exchange Act of 1934, as amended).”

WHEREAS, the Company desires to enter into that certain securities purchase agreement (the “SPA”) to be entered into by the Company and each of the investors identified in the Schedule of Buyers attached thereto (collectively, the “Investors”);

WHEREAS, pursuant to the SPA, the Company will issue to the Investors unsecured convertible notes, in the aggregate original principal amount of up to $2,200,000, which notes shall be convertible into shares of the Company’s common stock, and shall mature twelve months from the issuance date (the “Convertible Note Offering”); and

WHEREAS, the Company may redeem all or a portion of the convertible notes prior to their maturity date in accordance with the terms and conditions of the SPA and such notes (the “Note Redemption”).

NOW, THEREFORE, in consideration of the mutual covenants of the parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.        Waiver and Consent.

(a)       The Lender hereby waives the right to enforce (i) the Prohibition Against Assuming Additional Indebtedness and (ii) the Prohibition Against Redemption of Convertible Notes, solely for the purpose of permitting the Company to effect (x) the Convertible Note Offering and (y) the Note Redemption, as set forth in this Agreement and for no other purpose.

(b)       This Agreement is a one-time waiver and limited to the matters expressly waived herein and should not be construed as an indication that the Lender would be willing to agree to any future modifications to or waiver of any of the terms of the Loan Agreement, or any modifications to or waiver of any Events of Default that may exist or occur thereunder. Except as expressly set forth above, the terms and conditions of the Loan Agreement shall remain in full force and effect and each of the Borrowers and the Lender reserves all rights with respect to any other matters and remedies.

2.        Miscellaneous.

(a)       This Agreement contains the entire agreement of the Lender and the Borrowers with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall inure to the benefit of and be binding upon the Lender and the Borrowers and their respective successors and permitted assigns in accordance with this Agreement. This Agreement may not be amended, modified or supplemented, and no provision of this Agreement may be waived, other than by a written instrument duly executed and delivered by a duly authorized officer of each party hereto.

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(b)       APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, THE LAWS OF WHICH THE BORROWERS HEREBY EXPRESSLY ELECT TO APPLY TO THIS AGREEMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. THE BORROWERS AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

(c)       WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS HEREBY WAIVE ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN BORROWERS AND LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN BORROWERS AND LENDER. BORROWERS WAIVE ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

(d)       CONSENT TO JURISDICTION. BORROWERS HEREBY (a) IRREVOCABLY SUBMIT AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA, LOS ANGELES COUNTY WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH ACTION OR PROCEEDING, BORROWERS WAIVE PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREE THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWERS AT THEIR OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THE LOAN AGREEMENT. NOTWITHSTANDING THE FOREGOING, BORROWERS CONSENT TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE LENDER’S RIGHTS AND BORROWERS WAIVE ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

(e)       This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent Agreement to be duly executed on the day and year first above written.

BORROWERS:

INPIXON

By:	/s/ Nadir Ali
Name: Nadir Ali
Title: CEO

INPIXON USA

By:	/s/ Nadir Ali
Name: Nadir Ali
Title: CEO

INPIXON FEDERAL, INC.

By:	/s/ Nadir Ali
Name: Nardi Ali
Title: Director

[SIGNATURE PAGE OF THE LENDER FOLLOWS]

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LENDER:

GEMCAP LENDING I, LLC

By:	/s/ David Ellis
Name: David Ellis
Title: Co-President

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